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                                                                    Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 333-30128) of United Leisure Corporation of our report dated February 15, 2002, with respect to the consolidated financial statements of United Leisure Corporation included in this Annual Report on Form 10-KSB for the year ended December 31, 2001.


                                    /s/ Ernst & Young LLP

Los Angeles, California
March 28, 2002